                                                                    EXHIBIT 25.1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

             STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT
              OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

          Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2)
                                                    ------

                     MANUFACTURERS AND TRADERS TRUST COMPANY
               (Exact name of trustee as specified in its charter)

              NEW YORK                                           16-0538020
   (Jurisdiction of incorporation                             (I.R.S. employer
or organization if not a national bank)                      identification No.)

           One M&T Plaza
         Buffalo, New York                                       14240-2399
(Address of principal executive offices)                         (Zip Code)

                             FLEMING COMPANIES, INC.
               (Exact name of obligor as specified in its charter)

          OKLAHOMA                                               73-1395733
(State or other jurisdiction of                               (I.R.S. employer
 incorporation or organization)                              identification No.)

        6301 Waterford Boulevard
        Oklahoma City, Oklahoma                                     73126
(Address of principal executive offices)                          (Zip Code)

              10-5/8% SERIES C SENIOR SUBORDINATED NOTES DUE 2007
                         (Title of indenture securities)

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ITEM 1. GENERAL INFORMATION

Furnish the following information as to the Trustee:

(a) Name and address of each examining or supervising authority to which it is subject.

          Superintendent of Banks of the State of New York, 2 Rector Street, New York, New York 10006 and Corning Tower, Albany, New York 12203

          Federal Reserve Bank of New York, 33 Liberty Street, New York, New York 10045

          Federal Deposit Insurance Corporation, Washington, D. C. 20429

(b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

ITEM 2. AFFILIATIONS WITH OBLIGOR

If the obligor is an affiliate of the trustee, describe each such affiliation.

          None.

[ITEMS 3 THROUGH 15 OMITTED PURSUANT TO GENERAL INSTRUCTION B TO FORM T-1]

ITEM 16. LIST OF EXHIBITS

Exhibit 1. Organization Certificate of the Trustee as now in effect (incorporated herein by reference to Exhibit 1, Form T-1, Registration Statement No. 33-7309).

Exhibit 2. Certificate of Authority of the Trustee to commence business (incorporated herein by reference to Exhibit 2, Form T-1, Registration Statement No. 33-7309).

Exhibit 3. Authorization of the Trustee to exercise corporate trust powers (incorporated herein by reference to Exhibit 3, Form T-1, Registration Statement No. 33-7309).

Exhibit 4. Existing By-Laws of the Trustee (incorporated herein by reference to Exhibit 4, Form T-1, Registration Statement No. 33-7309).

Exhibit 5.  Not Applicable.

Exhibit 6. Consent of the Trustee (incorporated herein by reference to Exhibit 6, Form T-1, Registration Statement No. 33-7309).

Exhibit 7.  Report of Condition of the Trustee.*

Exhibit 8.  Not Applicable.

                                       1
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Exhibit 9.  Not Applicable

----------

*    Filed Herewith

                                    SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a trust company organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the 9th day of January, 2002.

                                       MANUFACTURERS AND TRADERS TRUST COMPANY

                                       By: /s/ RUSSELL T. WHITLEY
                                           -----------------------------------
                                           Russell T. Whitley
                                           Assistant Vice President

                                       2
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                                    EXHIBIT 7
                       REPORT OF CONDITION OF THE TRUSTEE

CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                                     September 30
In Thousands                                                                                                 2001
------------                                                                                    -----------------

Assets                     Cash and due from banks                                              $         784,666
                           Money-market Assets                                                            243,000
                           Investment securities
                                Available for sale (cost: $2,546,845)                                   2,607,224
                                Held to maturity (market value: $115,823)                                 114,909
                                Other (market value: $238,130)                                            238,130
                                                                                                -----------------
                                   Total investment securities                                          2,960,263
                                                                                                -----------------
                           Loans and leases, net of unearned discount                                  24,259,280
                           Allowance for credit losses                                                   (408,358)
                                                                                                -----------------
                                Loans and leases, net                                                  23,850,922
                           Other Assets                                                                 2,608,554
                                                                                                -----------------
                                   Total assets                                                 $      30,447,405
                                                                                                -----------------
Liabilities                Deposits
                                Noninterest-bearing                                             $       3,586,093
                                Interest-bearing                                                       16,454,264
                                                                                                -----------------
                                   Total deposits                                                      20,040,357
                           Short-term borrowings                                                        3,557,248
                           Accrued interest and other liabilities                                         409,858
                           Long-term borrowings                                                         3,183,734
                                                                                                -----------------
                                   Total liabilities                                                   27,191,197
                                                                                                -----------------
Stockholders' equity                                                                                    3,256,208
                                                                                                -----------------
                                   Total liabilities and stockholder's equity                   $      30,447,405
                                                                                                -----------------